FIRST AMENDMENT AND ASSIGNMENT
TO
PHYSICIAN EMPLOYMENT & MEDICAL DIRECTOR AGREEMENT
This First Amendment and Assignment to Physician Employment & Medical Director Agreement (this “Amendment”) is entered into as of the 8th of March, 2017 (the “Effective Date”), by and between Nobilis Health Network, Inc., a Texas certified nonprofit health organization (“Assignor”), NH Physicians Group, PLLC, a Texas professional limited liability company (“NHPG”), and Carlos R. Hamilton, III, M.D., a Texas licensed physician (“Physician”) (each individually, a “Party” and collectively, the “Parties”).

WHEREAS, the Assignor and Physician entered into that certain Physician Employment and Medical Director Agreement, effective as of January 6, 2017, pursuant to which the Physician was employed by Assignor to engage in the practice of medicine (the “Original Agreement”);

WHEREAS, Assignor now wishes to assign the Original Agreement to its wholly-owned subsidiary, NHPG, which is authorized by law to employ physicians to engage in the practice of medicine; and

WHEREAS, the Parties now wish to amend the Original Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth below, the Parties hereby agree as follows:

1.Assignment and Assumption. Assignor hereby assigns, grants, conveys and transfers to NHPG all of Assignor’s rights, titles and interests in the Original Agreement. NHPG hereby accepts such assignment.

2.Amendment to Section 2. Section 2 of the Original Agreement is amended by deleting “March 1, 2017” and replacing it with “March 8, 2017”.

3.Miscellaneous. All other terms and conditions of the Original Agreement will remain the same. This Amendment may be executed in separate counterparts, each of which so executed and delivered shall constitute an original, but all such counterparts constitute one and the same instrument. Manually-executed counterparts may be delivered in faxed or scanned electronic form, each of which (whether originally executed or such a faxed or scanned electronic document) shall be deemed an original, and all of which together shall constitute one and the same instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the Parties.

[Signature page immediately follows]

IN WITNESS WHEREOF, the Parties have entered into this Amendment as of the Effective Date.

ASSIGNOR	NOBILIS HEALTH NETWORK, INC.

By: /s/ Kenneth Efird
Name: Kenneth Efird
Title: President

NHPG	NH PHYSICIANS GROUP, PLLC

By: /s/ Kenneth Efird
Name: Kenneth Efird
Title: President

PHYSICIAN	CARLOS R. HAMILTON, III, M.D.

By: /s/ Carlos R. Hamilton, III, M.D.
Name: Carlos R. Hamilton, III, M.D.